EXHIBIT 10.2

                                ESCROW AGREEMENT

      ESCROW, AGREEMENT, dated as of April 1, 2003, between FIND/SVP, Inc., a New York corporation ("FIND"); Jay L. Friedland ("FRIEDLAND"); Robert La Terra ("LA TERRA"); Morris Whitcup ("WHITCUP"); and Kane Kessler, P.C., as escrow agent (the "ESCROW AGENT"). Each of Friedland, La Terra and Whitcup may be individually referred to herein as a "STOCKHOLDER" and, collectively, as the "STOCKHOLDERS".

      WHEREAS, pursuant to a Stock Purchase Agreement dated as of April 1, 2003, among FIND, Guideline Research Corp., La Terra and Friedland, a copy of which is annexed hereto as EXHIBIT 1 (the "PURCHASE Agreement"), FIND purchased all of the issued and outstanding shares of capital stock of Guideline Research Corp.; and

      WHEREAS, pursuant to the Purchase Agreement, FIND will deposit on the date hereof a number of shares of the common stock of FIND, par value $0.0001 per share ("FIND COMMON STOCK"), with the Escrow Agent in order to provide security for indemnity payments, if any, obligated to be made to FIND and each of their officers, directors, employees, and agents (together, the "INDEMNIFIED PARTIES") as and to the extent provided in Section 7.3 of the Purchase Agreement (a "FIND INDEMNITY CLAIM"); and

      WHEREAS, Whitcup acknowledges that the Escrow Shares issued in his name at the request of Friedland and La Terra are being delivered on the date hereof to Escrow Agent in order to provide security for indemnity claims against Friedland and La Terra pursuant to the terms and conditions of the Purchase Agreement; and

      WHEREAS, FIND and the Stockholders wish to appoint the Escrow Agent to serve as the escrow agent hereunder, and the Escrow Agent is willing to do so upon the terms and conditions hereinafter set forth.

      NOW, THEREFORE, FIND, the Stockholders and the Escrow Agent hereby agree as follows:

                                    ARTICLE I

              APPOINTMENT OF ESCROW AGENT; DEPOSIT OF ESCROW SHARES

      1.1 APPOINTMENT OF THE ESCROW AGENT: DEPOSIT OF ESCROW SHARES. The Stockholders and FIND hereby constitute and appoint the Escrow Agent as, and the Escrow Agent hereby agrees to assume and perform the duties of, the escrow agent under and pursuant to this Agreement. The Escrow Agent acknowledges receipt of an executed copy of the Purchase Agreement. Simultaneously with the execution of this Agreement, FIND has deposited with the Escrow Agent certificates evidencing an aggregate number of 295,043 shares of FIND Common Stock (the "ESCROW SHARES"). Such certificates have been issued in the names of the Stockholders and in the number of shares indicated for each Stockholder as set forth on SCHEDULE A hereto and represent issued and outstanding stock on the balance sheet of FIND. The Stockholders have each tendered with the Escrow Shares five
(5) duly  executed  blank stock
powers (the "STOCK POWERS"). The Escrow Agent hereby acknowledges receipt of the Escrow Shares and the Stock Powers. The Escrow Shares and the Exchange Cash (as defined herein), if any, shall not be subject to any lien, attachment, trustee, process or any other judicial process of any creditor of any party hereto. The Escrow Agent agrees to hold the Escrow Shares, the Stock Powers and, to the extent received by Escrow Agent pursuant to Section 2.14, the Exchange Cash in escrow subject to the terms and conditions of this Agreement.

      1.2 MAINTENANCE OF ESCROW. Each Stockholder's "PRO RATA LIABILITY PERCENTAGE" shall be as set forth opposite such Stockholder's name on SCHEDULE
A. The Escrow Agent is hereby granted the power to effect any transfer of Escrow Shares required by this Agreement using the applicable Stock Powers. FIND and the Stockholders shall cooperate with the Escrow Agent in promptly issuing, or causing its transfer agent to promptly issue, such stock certificates as shall be required to effect such transfers. The Stockholders and FIND will take any action reasonably required by the transfer agent of FIND to effect such transfers, including, if required, promptly providing any necessary medallion signature guarantees. Whitcup acknowledges and agrees that the Escrow Shares issued in his name at the request of Friedland and La Terra are being delivered on the date hereof to Escrow Agent in order to provide security for indemnity claims that FIND may have against Friedland and La Terra pursuant to the terms and conditions of the Purchase Agreement.

      1.3 TAXES. The Stockholders shall pay all applicable income, withholding and any other taxes imposed on or measured by income which is attributable to income from the Escrow Shares and the Exchange Cash and shall file all tax and information returns applicable thereto.

      1.4 VOTING OF SHARES. Each Stockholder shall have the sole right to vote any Escrow Shares being held in the name of such Stockholder and to receive any dividends thereon.

      1.5 TRANSFERABILITY. The respective interests of the Stockholders in the Escrow Shares and the Exchange Cash shall not be assignable or transferable, other than by operation of law or pursuant to the terms hereof. Notice of any such assignment or transfer by operation of law shall be given to the Escrow Agent and FIND, and no such assignment or transfer shall be valid until such notice is given.

      1.6 ADJUSTMENTS TO ESCROW SHARES. If all or any portion of the Escrow Shares are subject to any share distribution, share split, split-up, split-off, spin-off, recapitalization, reincorporation merger with a wholly owned Delaware subsidiary, separation, reorganization, liquidation, combination, redemption, or exchange of shares, warrants or other units of equity (together, "EQUITY EQUIVALENTS") of FIND, occurring after the date hereof, as a result of which Equity Equivalents of any class shall be issued in respect of outstanding FIND Common Stock being changed into the same or a different number of shares of FIND Common Stock or other Equity Equivalents, the number and value of Escrow Shares shall be correspondingly and ratably adjusted by the Board of Directors of FIND so as to be substantially the economic equivalent of the number and value of the Escrow Shares that are in the possession of the Escrow Agent immediately preceding the event that causes the change in the number or character of the shares of FIND Common Stock. FIND shall effect this change by replacing the Escrow Shares with Equity Equivalents within fifteen (15) days of the effective date of the event that caused the change in the number or character of the shares of FIND Common Stock. Upon receipt by Escrow Agent, the Equity Equivalents shall be deemed to be Escrow Shares for all purposes


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

hereof; provided, that the valuation provisions set forth Section 2.10 shall be ratably adjusted by FIND in accordance with the actions of the Board of Directors causing the Equity Equivalents to be issued.

                                   ARTICLE II

                  DISTRIBUTION OF ESCROW SHARES; CASH EXCHANGE

      2.1 TERM OF ESCROW ACCOUNT. The Escrow Shares and Exchange Cash shall be held by the Escrow Agent on the terms and subject to the conditions herein, subject to Section 2.8, through May 31, 2004 (the "EXPIRATION DATE"). This Agreement shall terminate upon the delivery by the Escrow Agent of all of the Escrow Shares and Exchange Cash in accordance with this Agreement; provided, however, that the provisions of Sections 3.1(i), (ii), (iii) and 3.3 hereof shall survive such termination.

      2.2 DELIVERY OF ESCROW SHARES. (a) The Escrow Agent shall deliver the Escrow Shares and Exchange Cash only in accordance with (i) a written agreement signed by each of the Stockholders and FIND or (ii) the provisions of this
Article II. Upon delivery and/or transfer of all of the Escrow Shares by Escrow Agent pursuant to the terms hereof, Escrow Agent shall return any additional blank Stock Powers executed by such Stockholder to such Stockholder.

      (b) Any delivery of all or a portion of the Escrow Shares to FIND shall be made by the Escrow Agent's delivery of the certificate or certificates evidencing the applicable number of Escrow Shares to FIND or FIND's transfer agent (as applicable), together with the applicable Stock Power(s), and written instructions to FIND or FIND's transfer agent (as applicable) instructing such party to deliver to the Escrow Agent a certificate to be further issued in the name of FIND and a certificate issued to the applicable Stockholder for the balance (if any) of the Escrow Shares to be further held by the Escrow Agent and not delivered to FIND.

      (c) No fractional Escrow Shares shall be held at any time by the Escrow Agent pursuant to this Agreement. Instead, the number of shares subject to delivery shall be rounded down to the nearest whole number and any fractions of shares shall be deemed delivered to FIND for cancellation.

      2.3 FIND INDEMNITY CLAIMS. Upon the occurrence of an event which FIND in good faith believes constitutes the basis for FIND to receive a payment for a FIND Indemnity Claim, FIND shall furnish written notice of such event (the "INDEMNITY NOTICE") (which notice shall state that it is given pursuant to this
Section 2.3) to each of the Stockholders and the Escrow Agent (and in any event on or prior to the Expiration Date) setting forth FIND's then good faith belief of the basis therefor, and FIND's good faith estimate of the reasonably foreseeable amount of the FIND Indemnity Claim. FIND shall, upon request, acting reasonably and in good faith, make available to the Stockholders all relevant information concerning such FIND Indemnity Claim as the Stockholders shall reasonably request and which is in or comes into the possession of FIND.

      2.4 FIND INDEMNITY CLAIMS NOT DISPUTED BY STOCKHOLDERS. (a) If, within thirty (30) days after receipt of the Indemnity Notice, Friedland and La Terra do not give the notice provided for in Section 2.5, FIND shall be entitled to make demand (an "UNDISPUTED INDEMNITY

NOTICE DEMAND") that the Escrow Agent either retain for future delivery to FIND as and when the amount of the FIND Indemnity Claim is determined, if the amount of the FIND Indemnity Claim is not then determined, or deliver to FIND, if the amount of the FIND Indemnity Claim has then been determined, a number of Escrow Shares issued in each Stockholder's name and/or an amount of Exchange Cash that is being held as a result of an exchange of Escrow Shares (pursuant to Section
2.13 hereof) that were issued in such Stockholder's name, together having an aggregate value equal to his Pro Rata Liability Percentage of the amount of the FIND Indemnity Claim set forth in the Indemnity Notice.

      2.5  FIND  INDEMNITY  CLAIMS  DISPUTED  BY  STOCKHOLDERS  AS A  WHOLE.  If
Friedland  and La  Terra  jointly  and in good  faith  dispute  either  the FIND
Indemnity Claim described in the Indemnity Notice or the amount FIND seeks payment on account of such FIND Indemnity Claim, Friedland and La Terra shall, within thirty (30) days after receipt of the Indemnity Notice, jointly notify FIND and the Escrow Agent of such dispute setting forth the basis therefor in reasonable detail. In the event Friedland and La Terra jointly dispute the entire FIND Indemnity Claim, the Escrow Agent shall not distribute any Escrow Shares being held in any Stockholder's name or any amount of Exchange Cash that is being held upon exchange of Escrow Shares that were issued in such Stockholder's name pursuant to Section 2.13 hereof, until the Escrow Agent receives (i) a written agreement signed by Friedland, La Terra and FIND stating the aggregate amount to which FIND is entitled in connection with such FIND Indemnity Claim (an "INDEMNITY CLAIM AGREEMENT"); or (ii) a copy of an arbitrator's award or court order or judgment directing the aggregate amount to which FIND is entitled in connection with such FIND Indemnity Claim, provided that such award, order or judgment is final and binding with respect to FIND, Friedland and La Terra and from which no appeal may be taken or for which the time to appeal has expired (a "FINAL JUDGMENT"); provided, in the case of clause
(ii) that the Escrow Agent shall have given written notice of the proposed distribution, together with copies, of all such documents and opinions to FIND and the Stockholders at least five (5) days prior to the date of the distribution by the Escrow Agent. After the occurrence of the events specified in clause (i) or (ii) above, the Escrow Agent shall deliver to FIND a number of Escrow Shares issued in each Stockholder's name and/or an amount of Exchange Cash that is being held as a result of an exchange of Escrow Shares (pursuant to Section 2.13 hereof) that were issued in such Stockholder's name, together having an aggregate value equal to his Pro Rata Liability Percentage of the amount specified in the Indemnity Claim Agreement or Final Judgment, as applicable. Notwithstanding any provision of this Section 2.5, upon the death or Disability of either Friedland or La Terra only the non-disabled or alive party need dispute the FIND Indemnity Claim and provide the notice described in this section. "DISABILITY" for purposes of this agreement shall have the same meaning as set forth in the most current employment agreement between Guideline Research Corp. and such party alleged to be disabled.

      2.6 FIND INDEMNITY CLAIMS DISPUTED BY THE STOCKHOLDERS IN PART. In the event Friedland and La Terra jointly and in good faith dispute part of, but not all of, a FIND Indemnity Claim, the Escrow Agent shall, if the amount of the FIND Indemnity Claim is undetermined, retain for future delivery to FIND, or, if the amount of the FIND Indemnity Claim is determined, deliver to FIND a number of Escrow Shares being held in each Stockholder's name and/or an amount of Exchange Cash that is being held as a result of an exchange of Escrow Shares (pursuant to Section 2.13 hereof) that were issued in such Stockholder's name, together having an aggregate value equal to his Pro Rata Liability Percentage of the amount specified in the FIND Indemnity Claim attributable to that portion of the FIND Indemnity Claim which is not


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

jointly disputed by Friedland and La Terra. The Escrow Agent shall not deliver any Escrow Shares or Exchange Cash to FIND having an aggregate value equal to the amount specified in the FIND Indemnity Claim with respect to the balance of such FIND Indemnity Claim except in accordance with the procedures set forth in
Section 2.5. Notwithstanding any provision of this Section 2.6, upon the death or Disability of either Friedland or La Terra only the non-disabled or alive party need dispute the FIND Indemnity Claim and provide the notice described in this section.

      2.7 DISTRIBUTION OF ESCROW SHARES AND EXCHANGE CASH. No later than the tenth business day immediately following the Expiration Date, any Escrow Shares and Exchange Cash remaining with the Escrow Agent after the withholdings required pursuant to the provisions of Sections 2.4, 2.5, 2.6 and 2.8 hereof shall be released from the provisions of this Escrow Agreement and delivered promptly (but in no event later than fifteen (15) days after the Expiration
Date) by the Escrow Agent to the respective Shareholders; provided, that to the extent that a share certificate needs to be delivered to the transfer agent for division into certificates of a smaller denomination to accommodate the withholdings required hereunder, Escrow Agent shall promptly deliver such certificate to the transfer agent (and not to such Shareholder) within fifteen
(15) days after the Expiration Date and then promptly deliver to the Shareholder a certificate for the shares deliverable to the Shareholder hereunder within ten
(10) days of Escrow Agent's receipt.

      2.8 RETENTION OF ESCROW SHARES AFTER EXPIRATION DATE. After the Expiration Date, the Escrow Agent shall continue to hold a number of Escrow Shares being held in each Stockholder's name and/or an amount of Exchange Cash that is being held as a result of an exchange of Escrow Shares (pursuant to Section 2.13 hereof) that were issued in such Stockholder's name, together having an aggregate value equal to such Stockholder's Pro Rata Liability Percentage of each unresolved FIND Indemnity Claim that is the subject of an Indemnity Notice until such time as the Escrow Agent receives for such unresolved FIND Indemnity Claim (i) an FIND Indemnity Claim or (ii) a Final Judgment, (in each case, evidencing the ultimate resolution of any of the underlying claims referred to in such Indemnity Notice consistent with this Section 2), at which time the Escrow Agent shall (A) arrange for the delivery of an amount of Escrow Shares issued in such Stockholder's name and/or an amount of Exchange Cash that is being held as a result of an exchange of Escrow Shares (pursuant to Section 2.13 hereof) that were issued in such Stockholder's name, together having an aggregate value equal to his Pro Rata Liability Percentage of the amount specified in such FIND Indemnity Claim or Final Judgment, as the case may be, and (B) deliver an amount of Exchange Cash, if any, and deliver to each of the Stockholders that number of Escrow Shares, if any, which the Escrow Agent continued to hold after the Expiration Date by reason of such FIND Indemnity Claim and which is in excess of the amount so delivered to FIND with respect thereto.

      2.9 REPORTING. The parties hereto shall, for federal income tax purposes and, to the extent permitted by applicable law, state and local tax purposes, report consistent with the Stockholders as the owners of the Escrow Shares and the Exchange Cash and as the taxpayers with respect to any income earned thereon and the Stockholders shall furnish any required tax forms consistent with the foregoing.

      2.10 VALUE OF ESCROWED SHARES. For the purpose of determining the number of Escrow Shares required for (i) a distribution of Escrow Shares to FIND pursuant to a FIND


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

Indemnification Claim in accordance with Sections 2.4, 2.5 and 2.6, (ii) the Escrow Agent's withholding requirements pursuant to Section 2.8 hereof, or (iii) otherwise, the Escrow Agent shall divide (x) the applicable FIND Indemnity Claim amount pursuant to this Section 2 (less any Exchange Cash, (y) the applicable withholding amount determined pursuant to Section 2.8 hereof, or (z) any applicable amount determined pursuant to this Agreement, as the case may be, by the higher of (i) $1.271 and (ii) average closing price of the FIND Common Stock for a ten (10) consecutive trading day period ending on the day immediately preceding the date that such notice was received by Escrow Agent.

      2.11 ARBITRATION. Except in the event of the need for immediate equitable relief from a court of competent jurisdiction to prevent irreparable harm pending arbitration relief, and except for enforcement of a party's remedies to the extent such enforcement must be pursuant to court authorization or order under applicable law, any dispute between the parties hereto or under any other document, instrument or writing executed pursuant to this Agreement shall be settled, by arbitration before three arbitrators pursuant to the Commercial Arbitration Rules of the American Arbitration Association (the "RULES") in New York, New York or such other location as may be agreed upon by the parties. For purposes of this Agreement, the parties consent to jurisdiction in New York for any arbitration proceeding or any action to enforce an arbitration award. The arbitrators shall be selected by a joint agreement of La Terra, Friedland and FIND; provided that if they do not so agree within twenty (20) business days of the date of the request for arbitration, the selection shall be made pursuant to the Rules. Nothing in this Agreement shall prevent the parties hereto from settling any dispute by mutual agreement at any time. Any party or parties awarded a final determination or order in their favor by an arbitrator or court pursuant to this Section 2.11 shall be entitled to recover from the party or parties against whom such final determination or order is given all reasonable costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party or parties with respect to such arbitration or court proceeding, such award of costs and expenses to be determined by such arbitrator or court. Unless otherwise agreed in writing, the parties will continue to provide service and honor all other commitments under this Agreement during the course of dispute resolution pursuant to the provisions of this Section with respect to all matters not subject to such dispute, controversy or claim.

      2.12 ACCOUNTING. The Escrow Agent shall upon reasonable request and notice by any party hereto provide a written account to such party listing any transactions with respect to the Escrow Shares.

      2.13 CASH EXCHANGE UPON EXERCISE OF CONSIDERATION SHARES PUT. To the extent that Escrow Agent is holding Escrow Shares pursuant to this Agreement during the Exercise Period, Friedland or La Terra (whether on behalf of themselves or Whitcup), in connection with the exercise of the Consideration Shares Put and notwithstanding any provision of Section 2.10 hereof, may tender to Escrow Agent at closing of such exercise of the Consideration Shares Put (or upon default thereof upon drawing down of the Letters of Credit) an amount of cash equal to the Exercise Price (except in the event, and to the extent, of a "Put Guarantor Transaction" (as defined below) in which case such amount of cash shall equal the Average Closing Price) for each of the Exercised Escrow Shares in exchange for the number of Exercised Escrow Shares being held by Escrow Agent (such payment being referred to herein as "Exchange Cash"). Escrow Agent shall attend such closing and deliver such Exercised Escrow Shares provided that Escrow Agent is provided with reasonable notice of such closing and such closing occurs in New


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

York, New York. A "Put Guarantor Transaction" for purposes hereof shall result to the extent that FIND defaults on all or part of an exercise of the Consideration Shares Put pursuant to the Purchase Agreement and Friedland or La Terra is being paid all or part of the Exercise Price by or through DW or through the Letter(s) of Credit for the Consideration Shares Put. Notwithstanding any provision hereof, to the extent that a Put Guarantor Transaction is effected in whole or in part through the Letter(s) of Credit, the Exercised Escrow Shares that are being paid for by or through such Letter(s) of Credit shall be delivered to David Walke and not the Stockholders. Upon a drawing by Friedland and/or La Terra on a Letter of Credit as payment for Exercised Escrow Shares, such party(ies) undertake to arrange for such issuer of the letter of credit to issue a bank, certified, cashier's or teller's check upon the drawing thereof payable to the Escrow Agent and request that such issuer, at Friedland and/or La Terra's expense, as the case may be, immediately deliver by recognized overnight courier, or if such issuer refused to arrange delivery, personally arrange for such delivery, such check such that Escrow Agent receives such check within two (2) business days of the date of such drawing. All capitalized terms not otherwise defined in this Agreement and set forth in this Section 2.13 shall have the meanings ascribed to such terms in the Purchase Agreement or the Put Notice annexed hereto as EXHIBIT 2. Exchange Cash shall be held by the Escrow Agent in segregated non-interest bearing IOLA accounts.

      2.14 DELIVERY AND WITHHOLDING OF ESCROW SHARES AND EXCHANGE CASH. After the receipt of Exchange Cash by Escrow Agent, upon any event requiring a delivery to FIND, or a withholding pursuant to the terms hereof, of Exchange Cash and Escrow Shares, the Escrow Agent shall, for each such delivery or withholding, deliver or withhold for each such Stockholder a pro rata percentage of the aggregate Exchange Cash and a pro rata percentage of the Escrow Shares equal to the Pro Rata Liability Percentage of such Stockholder.

      2.15 FLUCTUATIONS IN VALUE OF ESCROW SHARES. It is recognized by the parties hereto that FIND Common Stock, certificates of which comprise the Escrow Shares, are publicly traded through the NASD and that fluctuations in the prices of such stock will occur from day to day. The Escrow Agent shall not be required or expected to notify any of the parties hereto of any fluctuation in value of the said stock during the term hereof and the Stockholders shall not be required to provide any additional Escrow Shares or other property by reason thereof.

      2.16 LIABILITY OF STOCKHOLDERS. For purposes of clarity, notwithstanding any provision set forth herein, the parties hereto agree that if the number of Escrow Shares issued in the name of a Stockholder together with the amount of Exchange Cash delivered in exchange for Escrow Shares issued in the name of such Stockholder is not sufficient to cover such Stockholder's liability of an Indemnification Claim, the Escrow Shares issued in the name of any other Stockholder and the amount of Exchange Cash delivered in exchange for Escrow Shares of such other Stockholder shall not be diminished or withheld in any manner as a result of such shortfall.

                                   ARTICLE III

                                  ESCROW AGENT

      3.1 DUTIES AND OBLIGATIONS OF THE ESCROW AGENT. The duties and obligations of the Escrow Agent shall be limited to and determined solely by the provisions of this Agreement and the certificates delivered in accordance herewith, and the Escrow Agent is not charged with


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

knowledge of or any duties or responsibilities in respect of any other agreement or document. In furtherance and not in limitation of the foregoing:

            (i) the Escrow Agent shall be fully protected in relying in good faith upon any written certification, notice, direction, request, waiver, consent, receipt or other document that the Escrow Agent reasonably believes to be genuine and duly authorized, executed and delivered;

            (ii) the Escrow Agent shall not be liable for any error of judgment, or for any act done or omitted by it, or for any mistake in fact or law, or for anything that it may do or refrain from doing in connection herewith; provided, however, that notwithstanding any other provision in this Agreement, the Escrow Agent shall be liable only for its willful misconduct and gross negligence;

            (iii) the Escrow Agent may seek the advice of legal counsel selected with reasonable care in the event of any dispute or question as to the construction of any of the provisions of this Agreement or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the opinion of such counsel;

            (iv) in the event that the Escrow Agent shall in any instance, after seeking the advice of legal counsel pursuant to the immediately preceding clause, in good faith be uncertain as to its duties or rights hereunder, or receive conflicting instructions, it shall be entitled to refrain from taking any action in that instance and its sole obligation, in addition to those of its duties hereunder as to which there is no such uncertainty, shall be to keep safely all property held in the Escrow Account until it shall be otherwise notified in writing by each of the parties hereto or by a final, nonappealable order of a court of competent jurisdiction or arbitration tribunal; provided, however, in the event that the Escrow Agent has not received such written direction or court order or arbitration award within one hundred eighty (180) calendar days after requesting the same, it shall have the right to interplead FIND and each of the Stockholders in any court or arbitration tribunal of competent jurisdiction and request that such court determine its rights and duties hereunder; and

            (v) the Escrow Agent may execute any of its power or responsibilities hereunder and exercise any rights hereunder either directly or by or through agents or attorneys selected with reasonable care. Nothing in this Agreement shall be deemed to impose upon the Escrow Agent any duty to qualify to do business or act as fiduciary or otherwise in any jurisdiction other than the State of New York and the Escrow Agent shall not be responsible for and shall not be under a duty to examine into or pass upon the validity, binding effect, execution or sufficiency of this Agreement or of any agreement amendatory or supplemental hereto.

      3.2 COOPERATION. FIND and each of the Stockholders shall provide to the Escrow Agent all instruments and documents within their respective powers to provide that are necessary for the Escrow Agent to perform its duties and responsibilities hereunder.

      3.3 INDEMNITY. Friedland and La Terra and FIND jointly and severally indemnify the Escrow Agent for and against any loss, damages, cost or expense, including but not limited to reasonable attorneys' fees, reasonably incurred by the Escrow Agent in connection with the Escrow Agent's performance of its duties and obligations under this Agreement, as well as the reasonable, costs and expenses of defending against any claim or liability relating to this Agreement ("ESCROW AGENT INDEMNIFICATION"); provided, however, that the Escrow Agent shall not be entitled to indemnification for any such loss, liability, cost or expense arising as a result of the Escrow Agent's willful misconduct or gross negligence; provided, further, that Friedland and La Terra, in the aggregate, shall in no event be responsible for more than fifty percent (50%) of the liability resulting from any matter for which Escrow Agent Indemnification is sought. The Escrow Agent shall not be entitled to indemnification from the Escrow Account for any Escrow Agent Indemnification. The Escrow Agent shall be entitled to charge its usual routine and customary legal fees, if any, for its services hereunder, which shall be the responsibility of FIND.

      3.4 RESIGNATION AND REMOVAL OF THE ESCROW AGENT. (a) The Escrow Agent may resign as such thirty (30) calendar days following the giving of prior written notice thereof to each of the Stockholders and FIND. In addition, the Escrow Agent may be removed and replaced on a date designated in a written instrument signed by each of the Stockholders and FIND and delivered to the Escrow Agent. Notwithstanding the foregoing, no removal shall be effective until a successor escrow agent has acknowledged its appointment as such as provided in paragraph
(c) below. Upon the effective date of such resignation or removal, the Escrow Agent shall deliver the Exchange Cash, the Escrow Shares and any remaining Stock Powers to the successor escrow agent, if any, or if none, to a court of competent jurisdiction, together with such records maintained by the Escrow Agent in connection with its duties hereunder and other information with respect to the Exchange Cash, the Escrow Shares and the Stock Powers as any such successor may reasonably request.

      (b) If a successor escrow agent shall not have acknowledged its appointment as such as provided in paragraph (c) below, in the case of a resignation, prior to the expiration of thirty (30) calendar days following the date of a notice of resignation or, in the case of a removal, on the date designated for the Escrow Agent's removal, as the case may be because each of the Stockholders and FIND are unable to agree on a successor escrow agent, or for any other reason, the Escrow Agent may select a successor escrow agent and any such resulting appointment shall be binding upon all of the parties to this Agreement.

      (c) Upon written acknowledgment by a successor escrow agent appointed in accordance with the foregoing provisions of this Section 3.4 of its agreement to serve as escrow agent hereunder and the receipt of the Exchange Cash, Escrow Shares and any remaining Stock Powers, the Escrow Agent shall be fully released and relieved of all duties, responsibilities and obligations after such date under this Agreement, subject to the proviso contained in clause (ii) of Section 3.1, and such successor escrow agent shall for all purposes hereof be the Escrow Agent.

      3.5 NOTIFICATION OF RECEIPTS; DELIVERIES AND DISBURSEMENTS BY THE ESCROW AGENT. As promptly as practicable after receipt by the Escrow Agent of each delivery of funds, certificates, instruments or other documents from a party and as promptly as practicable after delivery of funds, certificates, instruments or other documents by the Escrow Agent to a party, the Escrow Agent shall inform all the parties in writing of such deposit, disbursement or delivery.

      3.6 ATTORNEY FOR FIND. The parties hereto acknowledge and agree that the Escrow Agent is the attorney for FIND and may continue to represent FIND in all matters, including any disputes that may arise under this Escrow Agreement, the Purchase Agreement or the transactions contemplated hereby or thereby. The parties hereby waive any claim of conflict of interest against the Escrow Agent resulting from its acting as Escrow Agent and counsel to FIND.

                                   ARTICLE IV

                                  MISCELLANEOUS

      4.1 NOTICES. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given if delivered (i) personally, (ii) by facsimile transmission with confirmed receipt if mailed contemporaneously by first class mail, postage prepaid, or (iii) by recognized overnight courier, to the parties at the following addresses or facsimile numbers:

      If to FIND:

                     FIND/SVP, INC.
                     625 Avenue of the Americas
                     New York, New York 10011
                     Attention: Chief Executive Officer
                     Telephone: (212) 645-4500
                     Facsimile: (212) 255-7632

      With a copy to:

                     Kane Kessler, P.C.
                     1350 Avenue of the Americas
                     26th Floor
                     New York, New York 10019
                     Attention: Robert L. Lawrence, Esq.
                     Telephone: (212) 541-6222
                     Facsimile: (212) 245-3009

      If to Friedland, La Terra or Whitcup:

      To the address set forth below such Stockholder's name on the signature pages hereto with a copy to:

                     Wormser, Kiely, Galef & Jacobs LLP
                     825 Third Avenue
                     New York, New York  10022
                     Attention: Robert F. Jacobs, Esq.
                     Telephone: (212) 687-4900
                     Facsimile: (212) 687-5703
            and

                     Levy & Pellegrino, LLP
                     950 Third Avenue
                     New York, New York  10022
                     Attention: Irwin Levy, Esq.
                     Telephone: (212) 355-7220
                     Fax:       (212) 371-3215

      If to the Escrow Agent, to:

                     Kane Kessler, P.C.
                     1350 Avenue of the Americas
                     26th Floor
                     New York, New York 10019
                     Attention: Robert L. Lawrence, Esq.
                     Telephone: (212) 541-6222
                     Facsimile: (212) 245-3009

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 4.1, be deemed given upon delivery, (ii) if delivered by facsimile transmission and mail as provided in this Section 4.1, be deemed given on the next business day, and (iii) if delivered by overnight courier in the manner described above, be deemed given upon receipt. Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

      4.2 AMENDMENTS ETC. This Agreement may be amended or modified, and any of the terms hereof may be waived, only by a written instrument duly executed by or on behalf of FIND, each of the Stockholders and the Escrow Agent. No waiver by any party of any term or condition contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

      4.3 FURTHER ASSURANCES. From time to time on and after the date hereof, the Stockholders and FIND shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do and cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith.

      4.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

      4.5 BUSINESS DAY. For all purposes of this Agreement, the term "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or other day on which, commercial banks in New York, New York are authorized or required by law to close.

      4.6 MISCELLANEOUS. This Agreement is binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                            (SIGNATURE PAGE FOLLOWS)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                            FIND/SVP, INC.

                                            By: /s/ David Walke
                                                --------------------------------
                                                Name:  David Walke
                                                Title: Chief Executive Officer

                                            /s/ Jay L. Friedland
                                            ------------------------------------
                                            Jay L. Friedland
                                            Address: 425 East 58th Street
                                                     New York, New York 10022

                                            Facsimile:

                                            /s/ Robert La Terra
                                            ------------------------------------
                                            Robert La Terra
                                            Address: 85 Magnolia Avenue
                                                     Montvale, New Jersey 07645

                                            Facsimile:

                                            /s/ Morris Whitcup
                                            ------------------------------------
                                            Morris Whitcup
                                            Address: 100 Overlook Terrace
                                                     New York, New York 10040

                                            Facsimile:


                                            KANE KESSLER, P.C.

                                            By: /s/ Jeffrey S. Tullman
                                                --------------------------------
                                                Name:  Jeffrey S. Tullman
                                                Title: President